UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2013

MOBILE GAMING INTERNATIONAL CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-184026	27-1679428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Casa James, Callevenus, Playa Del Sol, Estepona, Marbella, Spain 29680
(Address of principal executive offices, including zip code)

00353-894624880
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2013, Mobile Gaming International Corp., a Nevada corporation (the “Corporation”), filed a certificate of amendment to the articles of incorporation, in the form as attached hereto as Exhibit 3.1, which includes the following amendments: (a) implementing a Sixteen for One (16:1) forward stock split of the Corporation’s issued and outstanding shares of common stock; (b) increasing the total number of authorized shares of common stock to 200,000,000 shares, par value $0.01; and (c) changing the name of the Corporation to 3D Pioneer Systems, Inc. (collectively, the “Amendments”).

In connection with the Financial Industry Regulatory Authority's ("FINRA") Rule 6490 and Rule 10b-17 of the Securities Exchange Act of 1934, as amended, the Corporation submitted an issuer company-related action notification form to FINRA notifying FINRA of the Amendments. On October 28, 2013, FINRA notified the Corporation that the Amendments were approved, and will be deemed effective October 29, 2013.

In connection with the Corporation changing its name to 3D Pioneer Systems, Inc., the Corporation also requested and received from FINRA an updated stock trading ticker symbol, "DPSM", which was assigned and will be deemed effective as of November 18, 2013.  In addition, due to the Amendments, the Corporation requested and received from CUSIP Global Services a new CUSIP number, "8855Y 1091".

Item 5.07              Submission of Matters to a Vote of Security Holders

Pursuant to Section 78.352 of the Nevada Revised Statutes, and the Corporation’s bylaws, in order to determine the shareholders entitled to exercise any rights in respect to a lawful action of the Corporation, the board of directors of the Corporation may fix, in advance, a “Record Date”, which shall not be more than 60 days or less than 10 days prior to such action.  The board of directors of the Corporation set October 14, 2013 as the Record Date for the shareholders of the Corporation entitled to give written consent to the Amendments without a meeting.

On the Record Date, in accordance with Section 78.320 of the Nevada Revised Statues, and the Corporation’s bylaws, the shareholders of the Corporation, holding 51.1% of the voting power, without the formality of convening a meeting, consented to, adopted and approved the Amendments via majority written consent.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.1	Certificate of Amendment as filed with the Nevada Secretary of State on October 16, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Iris Hill
Iris Hill, President and Director

Dated: October 28, 2013